ABERDEEN STANDARD INVESTMENTS ETFs

(the “Trust”)

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

(the “Fund”)

Supplement dated June 3, 2021 to the Fund’s Summary Prospectus dated May 1, 2021

The Board of Trustees of the Trust has approved a change in the investment objective and principal investment strategy of Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (the “Fund”), a series of the Trust. This change will take effect on or about August 3, 2021 (the “Effective Date”).

Beginning on the Effective Date, the Fund will no longer operate as an actively managed fund. The Fund’s investment objective and principal investment strategy will change to reflect that the Fund will employ a “passive management” investment approach designed to seek to track the performance of an underlying index. The Fund will seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index Total ReturnSM.

A representative sampling strategy will be employed by the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of constituent instruments that has a collective investment profile similar to that of the index. The instruments selected for investment by the Fund are expected to have, in the aggregate, investment characteristics and liquidity measures similar to those of its underlying index.

Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Please retain this Supplement for future reference.